Exhibit 10.16

NEITHER THESE SECURITIES NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

                           HUDSON TECHNOLOGIES, INC.

                     Warrant for the Purchase of Shares of
                                  Common Stock

                                                                  _______ Shares

FOR VALUE RECEIVED, HUDSON TECHNOLOGIES, INC., a New York corporation (the "Company"), hereby certifies that [___________] or registered assigns (the "Holder") is entitled to purchase from the Company, subject to the provisions of this Warrant (the "Warrant"), at any time on or after ___________, 200_ (the "Initial Exercise Date") [insert the date which is the earlier of (i) the first anniversary of the date of issuance of Holder's 10% Subordinated Convertible Promissory Note ("Convertible Note") and (ii) the consummation of an Equity Offering (as defined in the Company's proxy statement dated November 20, 2002) by the Company], and prior to 5:00 P.M., New York City time, on or prior to _________, 200_ (the "Termination Date") [the date which is the fifth anniversary of the Initial Exercise Date], ____________________ (________) fully paid and non-assessable shares of the Common Stock, $.01 par value, of the Company ("Common Stock") [equal to 10% of the number of shares of Common Stock into which the Holder's Convertible Note was convertible on its issue date], at an initial exercise price of $[____] [equal to 110% of the lesser of the conversion rate of the Holder's Convertible Note (i) as of its issue date, or
(ii) as of the date this Warrant is issued] per share of Common Stock (the "Initial Per Share Exercise Price"). The number of shares of Common Stock to be received upon exercise of this Warrant and the price to be paid for each share of Common Stock are subject to possible adjustment from time to time as hereinafter set forth. The shares of Common Stock or other securities or property deliverable upon such exercise as adjusted from time to time is hereinafter sometimes referred to as the "Warrant Shares." The exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Per Share Exercise Price." The Per Share Exercise Price is subject to adjustment as hereinafter provided.

Exercise of Warrant.

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This Warrant may be exercised in whole or in part, at any time by its holder commencing on the Initial Exercise Date and prior to the Termination Date by presentation and surrender of this Warrant, together with the duly executed subscription form and representations and warranties attached at the end hereof, at the address set forth in Subsection 7(a) hereof, together with payment, by certified or official bank check or wire transfer payable to the order of the Company, of the product of (x) the Per Share Exercise Price multiplied by (y) the number of shares of Common Stock subject to (1) this Warrant or (2) the proportionate part thereof if exercised in part.

If this Warrant is exercised in part only, the Company shall, upon presentation of this Warrant upon such exercise, execute and deliver (along with the certificate for the Warrant Shares purchased) a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth. Upon proper exercise of this Warrant, the Company promptly shall deliver certificates for the Warrant Shares to the Holder duly legended as authorized by the subscription form. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant; provided that the Company shall pay to the holder of the Warrant cash in lieu of such fractional shares.

            Reservation of Warrant Shares; Fully Paid Shares; Taxes.

The Company hereby represents that it has, and until expiration of this Warrant agrees that it shall, reserve for issuance or delivery upon exercise of this Warrant, such number of shares of Common Stock as shall be required for issuance and/or delivery upon exercise of this Warrant in full, and agrees that all Warrant Shares so issued and/or delivered will be validly issued, fully paid and non-assessable, and further agrees to pay all taxes and charges (other than income taxes) that may be imposed upon such issuance and/or delivery. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that in which this Warrant is registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid or need not be paid.

                          Protection Against Dilution.

Except with respect to the securities set forth in paragraph (b) below, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock, including shares held in the Company's treasury, or shall issue any options, rights or warrants to subscribe for shares of Common Stock or other equity or debt securities exercisable into or exchangeable for shares of Common Stock (each, an "Additional Issuance"), for a consideration per share less than the Per Share Exercise Price then in effect, the Per Share Exercise Price shall be adjusted immediately thereafter such that it shall equal the consideration per share received by the Company for the securities issued in such Additional Issuance. Such adjustment shall be made successively whenever such an Additional Issuance is made for consideration per share below the Per Share Exercise Price then in effect.

The adjustment of the Per Share Exercise Price set forth in paragraph (a) above shall not apply to options granted by the Company pursuant to stockholder-approved option plans of the Company nor to the issuance of Common Stock upon exercise of such options or upon the exercise of options, warrants or other securities exercisable for or exchangeable into Common Stock outstanding immediately prior to the date of this Warrant or the conversion of convertible debt of the Company outstanding immediately prior to the date of this Warrant.

In case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares (each of (i) through (iii) an "Action"), then the Per Share Exercise Price shall be adjusted to be equal to the product of (i) a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such Action and the denominator of which is the number of shares of Common Stock outstanding immediately following such Action, multiplied by (ii) the Per Share Exercise Price immediately prior to such Action. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

Whenever the Per Share Exercise Price is adjusted pursuant to subsection 3(a), the number of Warrant Shares issuable upon payment of the adjusted Per Share Exercise Price shall be adjusted to be equal to the product of the number of Warrant Shares issuable upon payment of the adjusted Per Share Exercise Price immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Per Share Exercise Price payable immediately prior to such adjustment and the denominator which shall be the Per Share Exercise Price payable immediately after such adjustment.

In the event of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. A

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sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

Whenever the Per Share Exercise Price is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Chief Financial Officer, or equivalent officer, of the Company shall prepare a certificate setting forth the Per Share Exercise Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holder.

                            Limited Transferability.

This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Act and the applicable state securities "blue sky" laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

Loss, etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, of indemnity reasonably satisfactory to the Company and, if requested by the Company, of a bond reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

Status of Holder. This Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

Notices. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

the Company at 275 North Middletown Road, Pearl River, New York 10965 or such other address as the Company has designated in writing to the Holder; or the Holder at:

[Address]
Attn: [Name]

or such other address as the Holder has designated in writing to the Company.

                                    Headings.

The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

                                 Applicable Law.

This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law thereof.

            IN WITNESS WHEREOF, _____________ acting for and on behalf of the Company, has executed this Warrant as of December , 2002.

                                            HUDSON TECHNOLOGIES, INC.


                                            By:_________________________________
                                                Name:
                                                Title:

                                  SUBSCRIPTION

The undersigned, ____________________________, pursuant to the provisions of the foregoing Warrant, hereby elects to exercise the within Warrant to the extent of purchasing _____________________ shares of Common Stock of Hudson Technologies, Inc. thereunder and hereby makes payment of $_______________ by certified or official bank check in payment of the exercise price therefor.


Dated:_______________                       Signature:__________________________

                                            Address:____________________________

                         REPRESENTATIONS AND WARRANTIES

The undersigned Holder, in connection with the exercise of this Warrant, hereby represents and warrants to Hudson Technologies Inc. (the "Company") as follows:

The Holder is acquiring the Warrant Shares for its own account, for investment purposes only and not with a view towards or in connection with public sale or distribution thereof. The Warrant Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with the applicable securities laws of any state or other jurisdiction, or pursuant to an opinion of counsel satisfactory to the Company that such registration is not required and such compliance has been obtained. The Company may affix an appropriate legend to any certificate(s) representing the Warrant Shares to reflect the foregoing.

The Holder understands that the Warrant Shares are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and the compliance by the Holder with its representations and warranties set forth in this letter, in determining the availability of such exemption and the eligibility of the Holder to acquire the Warrant Shares.

The Holder acknowledges that it has had access to the reports and other documents filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and that it has been given an opportunity to ask questions of, and to receive answers from, the Company's management personnel concerning the Company's business and the Warrant Shares. The Holder has been provided access to all materials relating to the business, financial position and results of operations of the Company, and all other materials requested by the Holder by enable it to make an informed investment decision with respect to the acquisition of the Warrant Shares. The Holder has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company's securities.

The Holder is, and upon exercise of the Warrant will be, (i) either (A) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, or (B) a Person that meets the alternative investor suitability standard established by the Company as set forth in the confidential private offering memorandum dated as of December __, 2002, (ii) experienced in making investments of the kind represented by the Warrant Shares, and (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Warrant Shares.

The Holder understands that an investment in the Warrants involves a high degree of risk, and has the financial ability to bear the economic risk of this investment in the Warrants, including a complete loss of such investment. The Holder has adequate means for providing for its current financial requirements and has no need for liquidity with respect to this investment.


Dated:_______________                       Signature:__________________________

                                            Address:____________________________

                                   ASSIGNMENT

FOR VALUE RECEIVED _______________________________________ hereby sells, assigns and transfers unto _____________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________________, attorney, to transfer said Warrant on the books of Hudson Technologies, Inc.


Dated:_______________                       Signature:__________________________

                                            Address:____________________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED __________________________ hereby assigns and transfers unto _________________________ the right to purchase __________ shares of the Common Stock, $.01 par value per share, of Hudson Technologies, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint __________________________, attorney, to transfer that part of said Warrant on the books of Hudson Technologies, Inc.

Dated:_______________                       Signature:__________________________

                                            Address:____________________________